UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 01/24/2008
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East
Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)
(310) 553-6262

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On January 24, 2008, the Company held a conference call to discuss its fourth quarter 2007 earnings and the outlook for 2008. During the question and answer portion of the call, the estimated 2008 margin rate for the Information & Services business was incorrectly characterized as “low-9 percent.” The correct estimate of the 2008 margin rate for the Information & Services business is “low-8 percent.”

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation
(Registrant)
January 30, 2008	By:	/s/ Kathleen M. Salmas
(Date)		(Signature)
Kathleen M. Salmas Assistant Secretary

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